Exhibit 10.1

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT

AND WAIVER

This TERMINATION AGREEMENT AND WAIVER (this “Agreement”) is entered into as of October 5, 2012, by and among KaloBios Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the undersigned holders of the Company’s capital stock (the “Holders”).

WHEREAS, the Company intends to offer, issue and sell shares of the Company’s common stock (the “Shares”) in an initial public offering (the “Offering”) and intends to undertake a registration of the Shares (the “Registration”) by preparing, executing and filing with the Securities and Exchange Commission a registration statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Act”);

WHEREAS, the Company and certain of the Holders are parties to that certain Amended and Restated Investors’ Rights Agreement, dated as of May 2, 2012 (the “Rights Agreement”), which grants the Holders, among other things, certain notice and registration rights in connection with the Registration;

WHEREAS, pursuant to Section 1.3(a) of the Rights Agreement if the Company proposes to register any of its stock or other securities pursuant to the Act in connection with the public offering of such securities, subject to certain exceptions, the Company is obligated to promptly give written notice to all Holders (as defined in the Rights Agreement) of such registration, and the Company shall, subject to certain exceptions, use best efforts to cause to be registered under the Act all of the Registrable Securities (as defined in the Rights Agreement) that each such Holder has requested to be registered;

WHEREAS, pursuant to Section 1.3(c) of the Rights Agreement upon the effectiveness of the Company’s first Form 10 registration statement, the Company shall, among other obligations, (i) use its reasonable best efforts to file a registration statement on Form S-1 covering the resale, among other securities, of the shares of Common Stock issued or issuable upon conversion of the shares of the Company’s Preferred Stock and (ii) use its reasonable best efforts to cause its Common Stock, including all Re-Sale Shares (as defined in the Rights Agreement), to be quoted on an OTC Quotation System and, if otherwise eligible pursuant to applicable listing requirements, to be listed on a national securities exchange as soon as practicable following the Company’s acceptance for quotation on an OTC Quotation System;

WHEREAS, pursuant to Sections 2.1 through 2.7 and Section 3.10 of the Rights Agreement the Company has is obligated to perform certain obligations to its Investors including, but not limited to, delivering financial statements, providing certain information rights, providing a right of first offer with respect to sales of its Shares (as defined in the Rights Agreement), implement certain vesting provisions on its grants of stock options, maintain certain insurance policies, hold meetings of its Board of Directors at least bimonthly and pay the reasonable out of pocket expenses of all Directors (as defined therein) in attending all meetings of the Board of Directors and committees thereof and performing their duties as Directors;

WHEREAS, pursuant to Section 2.9 of the Rights Agreement the Company is restricted from taking certain actions without the express prior written consent of the Fidelity Investors (as defined in the Rights Agreement);

WHEREAS, pursuant to Section 2.10 of the Rights Agreement the Company is obligated to, among other things, use its commercially reasonable efforts to cause the managing underwriters of its Initial Public Offering (as defined in the Rights Agreement), if such Initial Public Offering is consummated at least one (1) year after the date of the Rights Agreement, to designate a number of shares equal to five percent (5%) of the Common Stock to be offering in such Initial Public Offering for sale under a “directed share program”;

WHEREAS, the Holders, including, without limitation, the Fidelity Investors, desire to facilitate a successful Offering by (i) waiving all notice and registration rights provided in Sections 1.3(a) and 1.3(c) (and to the extent applicable Section 1.5) of the Rights Agreement in connection with the Registration, (ii) effective upon the consummation of the Offering, terminating the covenants contained in Sections 2.1 through 2.7, Section 2.9 and Section 3.10 of the Rights Agreement, and (iii) acknowledging that Section 2.10 shall not apply to the Offering and waiving all notice and rights thereunder with respect to the Offering.

WHEREAS, the Company and certain of the Holders are parties to that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of May 2, 2012 (the “Co-Sale Agreement”);

WHEREAS, the Company and certain of the Holders are parties to that certain Amended and Restated Voting Agreement, dated as of May 2, 2012 (the “Voting Agreement”);

WHEREAS, the Holders desire to facilitate a successful Offering by terminating the Co-Sale Agreement and the Voting Agreement, contingent upon and effective immediately prior to the consummation of the Offering;

WHEREAS, the Holders understand that the Company and the underwriters of the Offering will proceed with the Offering in reliance on this Agreement;

WHEREAS, Section 3.7 of the Rights Agreement provides that any term of the Rights Agreement (other than Section 2.1 and Section 2.9) may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of at least sixty-percent (60%) of the Registrable Securities (as defined therein); provided, however, that any amendment that adversely and disproportionately affects the shares of Series E Preferred Stock (or shares of Common Stock issuable upon conversion thereof) in a manner different than the other series of Preferred Stock or the Common Stock shall require the prior written consent of the holders of at least sixty percent (60%) of the then outstanding shares of Series E Preferred Stock;

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WHEREAS, any amendment, modification, termination or waiver of Section 2.1 (as so far as it relates to the rights of the Fidelity Investors thereunder) and 2.9 of the Rights Agreement shall require the express prior written consent of the Fidelity Investors;

WHEREAS, Section 9 of the Co-Sale Agreement provides that the Co-Sale Agreement shall terminate and be of no further force or effect upon the date specified by written consent or agreement of the holders of not less than sixty percent (60%) of the then outstanding Preferred Shares (as defined therein); and

WHEREAS, Section 14 of the Voting Agreement provides that the Voting Agreement shall terminate and be of no further force or effect upon the date specified by written consent or agreement of the holders of a majority of the outstanding Common Stock held by the Common Holders (as defined therein) and the holders of not less than sixty percent (60%) of the outstanding shares of Preferred Stock.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Waiver of Notice and Registration Rights under Section 1.3(a). Pursuant to Section 3.7 of the Rights Agreement, the Holders hereby waive (a) any and all rights (including all notice rights related thereto) to include in the Registration any Registrable Securities held by the Holders in the Offering provided under Section 1.3(a) of the Rights Agreement (including any rights under Section 1.5 of the Rights Agreement) and (b) any noncompliance by the Company with the procedures called for by the Rights Agreement with respect to Section 1.3(a).

2. Waiver of Section 1.3(c). Pursuant to Section 3.7 of the Rights Agreement, the Holders hereby waive any noncompliance by the Company with the procedures called for by the Rights Agreement under Section 1.3(c) relating to the Company’s obligation to use its reasonable best efforts to file a Registration Statement on Form S-1 covering the resale of the Re-Sale Shares (as defined in the Rights Agreement) provided that such waiver shall no longer be effective after June 30, 2013 if the Offering has not been consummated by such date.

3. Acknowledgment and Waiver of Directed Share Obligations. The Holders hereby acknowledge that Section 2.10 of the Rights Agreement shall not apply to the Offering, so long as the Offering is consummated prior to May 2, 2013. In addition, pursuant to Section 3.7 of the Rights Agreement, the Holders hereby waive all obligations of the Company in connection with the Offering as set forth in Section 2.10 of the Rights Agreement, including, without limitation, the Company’s obligation to use its commercially reasonable efforts to cause the managing underwriter(s) of the Offering to designate a number of shares for sale under a “directed shares program.”

4. Termination of Covenants in Rights Agreement. Pursuant to Section 3.7 of the Rights Agreement (and Section 2.9 of the Rights Agreement pursuant to the rights of the Fidelity Investors), the Company and the Holders (including the Fidelity Investors (as defined therein)) hereby acknowledge and agree that, contingent upon and effective immediately prior to the consummation of the Offering, the covenants set forth in Section 1.3(c), Sections 2.1 through

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2.7, Section 2.9 and Section 3.10 of the Rights Agreement shall be terminated and of no further force and effect.

5. Continued Validity of Rights Agreement. Except as waived or terminated hereby, the Rights Agreement shall continue in full force and effect as originally constituted.

6. Termination of Co-Sale Agreement. Pursuant to Section 9 of the Co-Sale Agreement, the Company and the Holders hereby acknowledge and agree that, contingent upon and effective immediately prior to the consummation of the Offering, the Co-Sale Agreement and all rights and obligations of all parties thereunder shall be terminated, any post-termination rights which would otherwise survive termination shall be terminated and the Co-Sale Agreement shall be null and void and of no effect whatsoever.

7. Termination of Voting Agreement. Pursuant to Section 14 of the Voting Agreement, the Company and the Holders hereby acknowledge and agree that, contingent upon and effective immediately prior to the consummation of the Offering, the Voting Agreement and all rights and obligations of all parties thereunder shall be terminated, any post-termination rights which would otherwise survive termination shall be terminated and the Voting Agreement shall be null and void and of no effect whatsoever.

8. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

9. Governing Law. This Waiver shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

KALOBIOS PHARMACEUTICALS, INC.

By:	/s/ David Pritchard
Name:	David Pritchard
Title:	Chief Executive Officer

Address:	260 East Grand Avenue South San Francisco, CA 94080

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

/s/ David Pritchard
David Pritchard

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

/s/ Geoffrey Yarranton
Geoffrey Yarranton

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

MPM BIOVENTURES III, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

MPM BIOVENTURES III-QP, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner

By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

MPM BIOVENTURES III PARALLEL FUND, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC,its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

MPM ASSET MANAGEMENT INVESTORS 2005 BVIII LLC

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Manager

MPM BIOVENTURES STRATEGIC FUND, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

SOFINNOVA VENTURE PARTNERS V, LP
By:	Sofinnova Management V 2005, LLC
Its General Partner

By:	/s/ James I. Healy
James I. Healy, Managing Director

SOFINNOVA VENTURE AFFILIATES V, LP
By:	Sofinnova Management V, LLC
Its General Partner

By:	/s/ James I. Healy
James I. Healy, Managing Director

SOFINNOVA VENTURE PRINCIPALS V, LP
By:	Sofinnova Management V, LLC
Its General Partner

By:	/s/ James I. Healy
James I. Healy, Managing Director

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

ALLOY PARTNERS 2000, L.P.
ALLOY VENTURES 2000, L.P.
ALLOY CORPORATE 2000, L.P.
ALLOY INVESTORS 2000, L.P.

By:	Alloy Ventures 2000, LLC,
its General Partner

/s/ Tony Di Bona
Managing Member of
Alloy Ventures 2000, LLC

ALLOY ANNEX I, L.P.

By:	Alloy Annex I, LLC
its General Partner

/s/ Tony Di Bona
Managing Member of
Alloy Annex I, LLC

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

5AM VENTURES LLC

By:	/s/ Andrew Schwab

Name:	Andrew Schwab

Title:	Managing Partner

5AM CO-INVESTORS LLC

By:	/s/ Andrew Schwab

Name:	Andrew Schwab

Title:	Managing Partner

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Signed for and on behalf of GBS Venture Partners Limited (ABN 54 072 515 247) in its capacity as trustee of GBS BioVentures II

/s/ Brigitte Smith	/s/ Susan Wolf
Director	Company Secretary

Brigitte Smith	Susan Wolf
Name	Name

Signed for and on behalf of GBS Venture Partners Limited (ABN 54 072 515 247) in its capacity as trustee of the Genesis Fund

/s/ Brigitte Smith	/s/ Susan Wolf
Director	Company Secretary

Brigitte Smith	Susan Wolf
Name	Name

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

GENZYME CORPORATION

By:	/s/ David Meeker

Name:	David P. Meeker

Title:	President and CEO

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

BAXTER INTERNATIONAL INC.

By:	/s/ Stephanie Shinn

Name:	Stephanie Shinn

Title:	Corporate Vice President and Corporate Secretary

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

FIDELITY MAGELLAN FUND: FIDELITY MAGELLAN FUND

By:	/s/ Joseph Zambello

Name:	Joseph Zambello

Title:	Deputy Treasurer

FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO

By:	/s/ Joseph Zambello

Name:	Joseph Zambello

Title:	Deputy Treasurer

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR BIOTECHNOLOGY FUND

By:	/s/ Joseph Zambello

Name:	Joseph Zambello

Title:	Deputy Treasurer

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO

By:	/s/ Joseph Zambello

Name:	Joseph Zambello

Title:	Deputy Treasurer

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR DIVIDEND GROWTH FUND

By:	/s/ Joseph Zambello

Name:	Joseph Zambello

Title:	Deputy Treasurer

FIDELITY SECURITIES FUND: FIDELITY DIVIDEND GROWTH FUND

By:	/s/ Joseph Zambello

Name:	Joseph Zambello

Title:	Deputy Treasurer

FIDELITY RUTLAND SQUARE TRUST II: STRATEGIC ADVISERS CORE MULTI-MANAGER FUND

By:	/s/ Joseph Zambello

Name:	Joseph Zambello

Title:	Deputy Treasurer

FIDELITY RUTLAND SQUARE TRUST II: STRATEGIC ADVISERS CORE FUND

By:	/s/ Joseph Zambello

Name:	Joseph Zambello

Title:	Deputy Treasurer

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Mitsubishi UFJ Capital II, Limited partnership
by: Mitsubishi UFJ Capital its General Partner

By:	/s/ Yoshihiro Hashimoto
Name:	Yoshihiro Hashimoto, President
Title:	President

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

/s/ Claire N. Baer
Claire N. Baer

KALOBIOS PHARMACEUTICALS, INC.

TERMINATION AGREEMENT AND WAIVER